 EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modern Mobility Aids, Inc, (the "Registrant") on Form 10-Q for the quarterly period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Antonio Domingues, President, Acting Chief Financial Officer, Treasurer, Secretary, (Principal Executive Officer and Acting Principal Accounting Officer) of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Dated:  February 19, 2013

/s/ Antonio Domingues
Antonio Domingues, President,
Acting Chief Financial Officer,
Treasurer, Secretary (Principal Executive Officer
and Acting Principal Accounting Officer)